OPPENHEIMER CAPITAL INCOME FUND

Supplement dated March 31, 2009 to the

Prospectus dated December 29, 2008

This supplement amends the Prospectus of Oppenheimer Capital Income Fund (the “Fund”), dated December 29, 2008 as follows:

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Manager," on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Michael S. Levine and the fixed income component is managed by Krishna Memani. Mr. Levine and Mr. Memani are primarily responsible for the day-to-day management of the Fund's investments. Mr. Levine has been a Vice President and portfolio manager of the Fund since June 1999. Mr. Memani is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Levine has been a Vice President of the Manager since June 1998. He is a portfolio manager and an officer of another portfolio in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009                                                                                                      PS0300.036